Exhibit 10.3

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

EXECUTION VERSION

AMENDMENT NO. 12
to the
A320 Family Aircraft Purchase Agreement
made July 20, 2011
between
AIRBUS S.A.S
and
AMERICAN AIRLINES, INC.
This Amendment No. 12 to the A320 Family Aircraft Purchase Agreement dated July 20, 2011 (the “Amendment”), dated as of June 26, 2020, is entered into by and between AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 2 Rond-Point Emile Dewoitine, 31700 Blagnac, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”), and AMERICAN AIRLINES, INC., a Delaware corporation having its principal office at 1 Skyview Drive, Fort Worth, Texas 76155, United States of America (the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, is hereinafter called the “Agreement”; and
WHEREAS, the Parties have agreed to amend certain terms of the the Agreement relating to Option Aircraft.
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	OPTION AIRCRAFT

1.1	The definitions of “[****]” and “[****]” are deleted in their entirety and replaced with the following quoted text:
[****].

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

[****]

1.2
Schedule IIA and Schedule III to Letter Agreement No.4 are deleted in their entirety and replaced with Schedule IIA and Schedule III to Letter Agreement No.4, each dated as of the date of this Amendment and attached as Exhibit 1 hereto.

1.3
Clause 1.1 and 1.2 of this Amendment has the effect of [****] of [****] and [****], as defined in the Agreement prior to the date of this Amendment, by [****] from the Agreement [****] and [****] (collectively the “[****]”). As such, Buyer shall have [****] to and the [****] with respect to such [****]. Notwithstanding any to the contrary in the Agreement, the [****] and [****] by the Buyer to the Seller [****] in respect of such [****] (collectively, the “[****]”) are [****] by, and [****] of, the Seller as [****] thereof and the Buyer [****].

2.	EFFECT OF THE AMENDMENT
The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment contains the entire agreement between the Buyer and the Seller with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.
Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and will be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.
This Amendment will become effective upon its execution.

3.	AGREEMENT
Any reference to “Agreement” in the Agreement, shall mean a reference to the Agreement as amended, modified or supplemented from time to time, including by the is Amendment No. 12.

6.	ASSIGNMENT
This Amendment and the rights and obligations of the parties are subject to the provisions of this Clause 21 of the Agreement.

7.	CONFIDENTIALITY
The Seller and the Buyer agree not to disclose the terms and conditions of this Amendment to any person without the prior written consent of the other party. Notwithstanding the foregoing, the Seller and the Buyer agree that such terms and conditions may be disclosed without such prior written consent to (i) as required by law or as necessary in connection with the enforcement of such party’s rights hereunder, and (ii) to the board of directors, managers, employees, auditors, and legal, financial and technical advisors of each party.

8.	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered (including counterparts delivered by e-mail or facsimile) will be an original, but all such counterparts will together constitute but one and the same instrument.

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IN WITNESS WHEREOF, this Amendment was entered into as of the day and year first above written.

AIRBUS S.A.S

By:	/s/ Airbus S.A.S

Title:	Senior Vice President, Contracts

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.

Title:	Vice President and Treasurer

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EXHIBIT 1 to Amendment No. 12

SCHEDULE IIA to Letter Agreement No.4
Eff: June 26, 2020
[****] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [****] Option Aircraft bearing rank	Scheduled Delivery Quarter	[****] Option Exercise Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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EXHIBIT 1 to Amendment No. 12

SCHEDULE III to Letter Agreement No.4
Eff: June 26, 2020
[****] OPTION AIRCRAFT DELIVERY SCHEDULE

Batch consisting of [****] Option Aircraft bearing rank	Scheduled Delivery Quarter	[****] Option Exercise Notice Date
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]
[****]	[****]	[****]

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[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED